Exhibit 32.2

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
     AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David W. Froesel, Jr., Senior Vice President and Chief Financial Officer of Omnicare, Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2003 (the "Periodic Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2003


                                           /s/ David W. Froesel, Jr.
                                           -------------------------------------
                                           David W. Froesel, Jr.
                                           Senior Vice President and
                                           Chief Financial Officer